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                            Certification Pursuant to
                             18 U.S.C. Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. ss 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Medialink Worldwide Incorporated (the "Company"), hereby certifies to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002                           /s/ Laurence Moskowitz
                                                 ----------------------
                                                 Name:  Laurence Moskowitz
                                                 Title: Chief Executive Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.